UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2018

Mercantil Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle

Coral Gables, Florida 33134

(Address of principal executive offices)

(305) 460-8728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Mercantil Bank Holding Corporation (the “Company”) is filing this Amendment No. 1 to amend the Company’s Current Report on Form 8-K filed on November 15, 2018 to update certain disclosures therein under Item 2.05. The disclosure contained in Item 2.05 of the Current Report on Form 8-K filed on November 15, 2018 is hereby supplemented and amended by the disclosure contained in Item 2.05 of this Amendment No. 1.

Item 2.05	Costs Associated with Exit or Disposal Activities.

As previously reported, on October 30, 2018, the Board of Directors of the Company adopted a voluntary early retirement plan (the “Voluntary Plan”) for certain eligible long-term employees and an involuntary severance plan (the “Involuntary Plan”) for certain other positions.

Thirty-eight employees elected to participate in the Voluntary Plan—thirteen employees retired by December 31, 2018, eighteen employees are expected to retire by the end of the first quarter of 2019 and seven employees are expected to retire by the end of the second quarter of 2019. The Company has incurred approximately $4.25 million of expenses in 2018 in connection with the Voluntary Plan, substantially all of which will be paid over time in the form of installment payments until January 2021.

The Involuntary Plan affected 17 persons. The Company has incurred approximately $0.46 million of expenses in 2018 in connection with the Involuntary Plan, substantially all of which will be paid over time in the form of installment payments until December 2019.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including, without limitation, future financial and operating results and business costs, as well as statements with respect to our objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties, estimated costs and savings, number of involuntary terminations, savings and other factors, which may be beyond our control, and which may cause the actual results, performance, achievements, or financial condition of the Company to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in our Prospectus filed pursuant to Rule 424(b)(4) with the U.S. Securities and Exchange Commission (“SEC”) on December 20, 2018, and otherwise in our other SEC reports and filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantil Bank Holding Corporation

Date: January 4, 2019	By:	/s/ Julio Pena
Name: Julio Pena
Title: Senior Vice President and Assistant Corporate Secretary